Exhibit 20


Page 1

                     Regions Auto Receivables Trust 2003-1
                     $147,000,000 1.19125% Class A-1 Notes
                      $137,000,000 1.30% Class A-2 Notes
                      $169,000,000 1.75% Class A-3 Notes
                      $107,300,000 2.35% Class A-4 Notes
                        $16,250,000 2.36% Class B Notes
                        $14,777,204 3.84% Class C Notes
                     MONTHLY MASTER SERVICER'S CERTIFICATE

Collection Period                                                                                                    1
Collection Period # Beginning Date                                                                         Mar-01-2003
Collection Period # End Date                                                                               Mar-31-2003
Payment Date                                                                                               Apr-15-2003

1.    Withdrawal from Collection Account for any amount not required to be deposited
             in the account or deposited therein in error                                                        $0.00
2.    Withdrawal from Collection Account to clear and terminate the Collection Account
             in connection with the termination of the Sale and Servicing Agreement                              $0.00

I.    Available Amount in the Collection Account
A.    Credits
             1.  Payments from Obligors Applied to Collection Period
                                        a.  Total Principal Payments                                    $20,378,577.81
                                        b.  Interest Payments                                            $3,458,598.42
                                        c.  Total (a+b)                                                 $23,837,176.23
             2.  Repurchase Amount From Repurchased Receivables
                                        a.  Principal Payments                                                   $0.00
                                        b.  Interest Payments                                                    $0.00
                                        c.  Total (a+b)                                                          $0.00
             3.  Recovery of Defaulted Receivable
                                        a1. Gross Loan Default Balance                                      $17,997.84
                                        a2. Cram-down Loss                                                       $0.00
                                        a. Total Loan Default Balance                                       $17,997.84
                                        b. Gross Loan Interest Default Amount                                  $158.50
                                        c. Net Liquidation Proceeds                                          $5,827.25
                                        d. Other Net Recovery Amount                                             $0.00
                                        e. Liquidation Proceeds Allocated to Principal                       $5,827.25
                                        f. Net Loan Default Balance                                         $12,170.59
                                        g. Other Net Recovery Allocated to Principal                             $0.00
                                        h. Total Principal Recovery Amount                                   $5,827.25
                                        i. Net Liquidation Proceeds Allocated to Interest                        $0.00
                                        j. Other Net Recovery Allocated to Interest                              $0.00
                                        k. Total Interest Recovery Amount                                        $0.00
                                        l. Net Principal loss (Realized Losses)                             $12,170.59
             4.  Investment Earnings on Reserve Account (as of month end)                                        $0.00
             5.  Payment for Optional Prepayment at Call Date                                                    $0.00
             6.  Total Credits (sum 1 through 6)                                                        $23,843,003.48
B.    Total Available Collections                                                                       $23,843,003.48
             1. Available Interest Collections                                                           $3,458,598.42
             2. Available Principal Collections                                                         $20,384,405.06

II.   Receivable Pool Balance
A.    Cut-off Date Principal Pool Balance                                                              $591,327,204.30
B.    Principal Pool Balance as of the Beginning of the Collection Period                              $591,327,204.30
C.    Principal Pool Balance as of the End of the Collection Period                                    $570,930,628.65


III.  Note Principal Balances For the Collection Period
A. Class A Notes
             1.  Beginning Class A-1 Balance                                                           $147,000,000.00
             2.  Ending Class A-1 Balance                                                              $126,603,424.65
             3.  Beginning Class A-2 Balance                                                           $137,000,000.00
             4.  Ending Class A-2 Balance                                                              $137,000,000.00
             5.  Beginning Class A-3 Balance                                                           $169,000,000.00
             6.  Ending Class A-3 Balance                                                              $169,000,000.00
             7.  Beginning Class A-4 Balance                                                           $107,300,000.00
             8.  Ending Class A-4 Balance                                                              $107,300,000.00
B .   Class B Notes
             1. Beginning Class B Balance                                                               $16,250,000.00
             2. Ending Class B Balance                                                                  $16,250,000.00
C.    Class C Notes
             1. Beginning Class C Balance                                                               $14,777,204.00
             2. Ending Class C Balance                                                                  $14,777,204.00


Page 2

                                         Regions Auto Receivables Trust 2003-1
                                         $147,000,000 1.19125% Class A-1 Notes
                                           $137,000,000 1.30% Class A-2 Notes
                                           $169,000,000 1.75% Class A-3 Notes
                                           $107,300,000 2.35% Class A-4 Notes
                                            $16,250,000 2.36% Class B Notes
                                            $14,777,204 3.84% Class C Notes
                                         MONTHLY MASTER SERVICER'S CERTIFICATE

IV.   Reserve Account Balance For the Collection Period
A.    Inial Reserve Account Deposit (at Settlement)                                                      $2,956,636.02
B.    Benning of Period Reserve Account Balance                                                          $2,956,636.02
C.    Enof Period Reserve Account Balance                                                                $5,185,939.90

V.    Summary of Cash Disbursements
A.    Available Collections                                                                             $23,843,003.48
B.    Withdrawals from Reserve Account                                                                           $0.00
C.    Total Available Collections                                                                       $23,843,003.48
D.    Payment of Servicing Fee                                                                             $492,772.67
E.    Interest paid to Class A-1 Notes                                                                     $131,335.31
F.    Interest paid to Class A-2 Notes                                                                     $128,627.78
G.    Interest paid to Class A-3 Notes                                                                     $213,597.22
H.    Interest paid to Class A-4 Notes                                                                     $182,111.94
I.    Interest paid to Class B Notes                                                                        $27,697.22
J.    Interest paid to Class C Notes                                                                        $40,982.11
K.    Principal paid to Class A-1 Notes                                                                 $20,396,575.35
L.    Principal paid to Class A-2 Notes                                                                          $0.00
M.    Principal paid to Class A-3 Notes                                                                          $0.00
N.    Principal paid to Class A-4 Notes                                                                          $0.00
P.    Principal paid to Class B Notes                                                                            $0.00
Q.    Principal paid to Class C Notes                                                                            $0.00
R.    Remaining Available Collections                                                                    $2,229,303.88
S.    Deposit from Remaining Available Collections to fund Reserve Account                               $2,229,303.88
T.    Remaining Available Collections Released to Certificateholder                                              $0.00

VI.   Scheduled Monthly Interest Distribution
A.    Available Collections                                                                             $23,843,003.48

B.    Servicing Fee
             1. Current Servicing Fee Accrued                                                              $492,772.67
             2. Unpaid Servicing Fees From Prior Collection Periods                                              $0.00
             3. Total Servicing Fee Due                                                                    $492,772.67
             4. Payment of Servicing Fee from Interest Collections                                         $492,772.67
             5. Payment of Servicing Fee from Reserve Account                                                    $0.00
             6. This period unpaid Servicing Fee                                                                 $0.00

C.    Total Servicing Fee paid                                                                             $492,772.67

D .   Remaining Available Collections                                                                   $23,350,230.81

E.    Class A Interest Distribution Amount
             1.1. Class A-1 Coupon Rate                                                                        1.19125%
             1.2. Class A-1 Monthly Interest Distributable Amount                                          $131,335.31
             1.3. Class A-1 Interest Carryover Shortfall                                                         $0.00
             1.4. Class A-1 Interest on Interest Carryover Shortfall                                             $0.00
             1.5. Class A-1 Interest Distributable Amount                                                  $131,335.31
             1.6. Payment of Class A-1 Interest Distributable Amount from Interest Collections             $131,335.31
             1.7. Payment of Class A-1 Interest Distributable Amount from Reserve Account                        $0.00
             1.8. This period Class A-1 Interest Carryover Shortfall                                             $0.00
             1.9. Change in Interest Carryover Shortfall from previous Payment Date                              $0.00

             2.1. Class A-2 Coupon Rate                                                                           1.30%
             2.2. Class A-2 Monthly Interest Distributable Amount                                          $128,627.78
             2.3. Class A-2 Interest Carryover Shortfall                                                         $0.00
             2.4. Class A-2 Interest on Interest Carryover Shortfall                                             $0.00
             2.5. Class A-2 Interest Distributable Amount                                                  $128,627.78
             2.6. Payment of Class A-2 Interest Distributable Amount from Interest Collections             $128,627.78
             2.7. Payment of Class A-2 Interest Distributable Amount from Reserve Account                        $0.00
             2.8. This period Class A-2 Interest Carryover Shortfall                                             $0.00
             2.9. Change in Interest Carryover Shortfall from previous Payment Date                              $0.00


Page 3

                                         Regions Auto Receivables Trust 2003-1
                                         $147,000,000 1.19125% Class A-1 Notes
                                           $137,000,000 1.30% Class A-2 Notes
                                           $169,000,000 1.75% Class A-3 Notes
                                           $107,300,000 2.35% Class A-4 Notes
                                            $16,250,000 2.36% Class B Notes
                                            $14,777,204 3.84% Class C Notes
                                         MONTHLY MASTER SERVICER'S CERTIFICATE


             3.1. Class A-3 Coupon Rate                                                                           1.75%
             3.2. Class A-3 Monthly Interest Distributable Amount                                          $213,597.22
             3.3. Class A-3 Interest Carryover Shortfall                                                         $0.00
             3.4. Class A-3 Interest on Interest Carryover Shortfall                                             $0.00
             3.5. Class A-3 Interest Distributable Amount                                                  $213,597.22
             3.6. Payment of Class A-3 Interest Distributable Amount from Interest Collections             $213,597.22
             3.7. Payment of Class A-3 Interest Distributable Amount from Reserve Account                        $0.00
             3.8. This period Class A-3 Interest Carryover Shortfall                                             $0.00
             3.9.  Change in Interest Carryover Shortfall from previous Payment Date                             $0.00

             4.1. Class A-4 Coupon Rate                                                                           2.35%
             4.2. Class A-4 Monthly Interest Distributable Amount                                          $182,111.94
             4.3. Class A-4 Interest Carryover Shortfall                                                         $0.00
             4.4. Class A-4 Interest on Interest Carryover Shortfall                                             $0.00
             4.5. Class A-4 Interest Distributable Amount                                                  $182,111.94
             4.6. Payment of Class A-4 Interest Distributable Amount from Interest Collections             $182,111.94
             4.7. Payment of Class A-4 Interest Distributable Amount from Reserve Account                        $0.00
             4.8. This period Class A-4 Interest Carryover Shortfall                                             $0.00
             4.9. Change in Interest Carryover Shortfall from previous Payment Date                              $0.00

F.    Total Interest paid to Class A Notes                                                                 $655,672.25

G.    First Priority Principal Distribution Amount                                                               $0.00

H.    Remaining Available Collections                                                                   $22,694,558.56

I.    Class B Interest Distribution Amount
             1. Class B Coupon Rate                                                                               2.36%
             2. Class B Monthly Interest Distributable Amount                                               $27,697.22
             3. Class B Interest Carryover Shortfall                                                             $0.00
             4. Class B Interest on Interest Carryover Shortfall                                                 $0.00
             5. Class B Interest Distributable Amount                                                       $27,697.22
             6. Payment of Class B Interest Distributable Amount from Interest Collections                  $27,697.22
             7. Payment of Class B Interest Distributable Amount from Reserve Account                            $0.00
             8. This period Class B Interest Carryover Shortfall                                                 $0.00
             9. Change in Interest Carryover Shortfall from Previous Period                                      $0.00

J.    Total Interest paid to Class B Notes                                                                  $27,697.22

K.    Second Priority Principal Distribution Amount                                                      $5,619,371.35

L.    Remaining Available Collections                                                                   $17,047,489.99

M.    Class C Interest Distribution Amount
             1. Class C Coupon Rate                                                                              3.84%
             2. Class C Monthly Interest Distributable Amount                                               $40,982.11
             3. Class C Interest Carryover Shortfall                                                             $0.00
             4. Class C Interest on Interest Carryover Shortfall                                                 $0.00
             5. Class C Interest Distributable Amount                                                       $40,982.11
             6. Payment of Class C Interest Distributable Amount from Interest Collections                  $40,982.11
             7. Payment of Class C Interest Distributable Amount from Reserve Account                            $0.00
             8. This period Class C Interest Carryover Shortfall                                                 $0.00
             9. Change in Interest Carryover Shortfall from Previous Period                                      $0.00

N.    Total Interest paid to Class C Notes                                                                  $40,982.11

O.    Total Interest paid from Reserve Account                                                                   $0.00

P.    Remaining Available Collections                                                                   $17,006,507.88

VII.  Scheduled Monthly Principal Distributions
A.    Principal to be Distributed
             1. Aggregate Outstanding Note Balance                                                     $591,327,204.00
             2. Aggregate Outstanding Pool Ending Balance                                              $570,930,628.65
             3. Principal Distributable Amount                                                          $20,396,575.35
             4. Regular Note Principal Distribution Amount                                              $14,777,204.00


Page 4

                                         Regions Auto Receivables Trust 2003-1
                                         $147,000,000 1.19125% Class A-1 Notes
                                           $137,000,000 1.30% Class A-2 Notes
                                           $169,000,000 1.75% Class A-3 Notes
                                           $107,300,000 2.35% Class A-4 Notes
                                            $16,250,000 2.36% Class B Notes
                                            $14,777,204 3.84% Class C Notes
                                         MONTHLY MASTER SERVICER'S CERTIFICATE

B.    Total Available Collections
             1. Remaining Available Collections                                                         $17,006,507.88
             2. First and Second Priority Principal Distribution Amount                                  $5,619,371.35
             3. Total (1 + 2)                                                                           $22,625,879.23

C.    Principal Distribution Amount Triggers
             1. Average Three-Month Net Loss Ratio                                                               0.01%
             2. Net Loss Ratio Trigger                                                                           4.50%
             3. Principal Distribution Amount Trigger Status                                                      Pass

D.    Note Principal Distribution Amounts
             1.  Class A-1 Principal Distribution Amount                                                $20,396,575.35
             2.  Class A Principal Distribution Amount                                                  $20,396,575.35
             3.  Class B Principal Distribution Amount                                                           $0.00
             4.  Class C Principal Distribution Amount                                                           $0.00

E.    Class A Principal Distribution Amount
             1.1. Beginning Class A-1 Principal Balance                                                $147,000,000.00
             1.2. Class A-1 Monthly Principal                                                           $20,396,575.35
             1.3. Total Class A-1 Principal Distribution Amount                                         $20,396,575.35
             1,4  Payment of Class A-1 Principal Distribution Amount from Available Collections         $20,396,575.35
             1.5. Payment of Class A-1 Principal Distribution Amount from Reserve Account                        $0.00
             1.6. Ending Class A-1 Principal Balance                                                   $126,603,424.65

             2.1. Beginning Class A-2 Principal Balance                                                $137,000,000.00
             2.2. Class A-2 Monthly Principal                                                                    $0.00
             2.3. Total Class A-2 Principal Distribution Amount                                                  $0.00
             2.4. Payment of Class A-2 Principal Distribution Amount from Available Collections                  $0.00
             2.5. Payment of Class A-2 Principal Distribution Amount from Reserve Account                        $0.00
             2.6. Ending Class A-2 Principal Balance                                                   $137,000,000.00

             3.1. Beginning Class A-3 Principal Balance                                                $169,000,000.00
             3.2. Class A-3 Monthly Principal                                                                    $0.00
             3.3. Total Class A-3 Principal Distribution Amount                                                  $0.00
             3.4. Payment of Class A-3 Principal Distribution Amount from Available Collections                  $0.00
             3.5. Payment of Class A-3 Principal Distribution Amount from Reserve Account                        $0.00
             3.6. Ending Class A-3 Principal Balance                                                   $169,000,000.00

             4.1. Beginning Class A-4 Principal Balance                                                $107,300,000.00
             4.2. Class A-4 Monthly Principal                                                                    $0.00
             4.3. Total Class A-4 Principal Distribution Amount                                                  $0.00
             4.4. Payment of Class A-4 Principal Distribution Amount from Available Collections                  $0.00
             4.5. Payment of Class A-4 Principal Distribution Amount from Reserve Account                        $0.00
             4.6. Ending Class A-4 Principal Balance                                                   $107,300,000.00

F.    Total Principal paid to Class A Notes                                                             $20,396,575.35

G.    Remaining Available Collections                                                                    $2,229,303.88

H.    Class B Principal Distribution Amount
             1. Beginning Class B Principal Balance                                                     $16,250,000.00
             2. Class B Monthly Principal                                                                        $0.00
             3. Total Class B Principal Distribution Amount                                                      $0.00
             4. Payment of Class B Principal Distribution Amount from Available Collections                      $0.00
             5. Payment of Class B Principal Distribution Amount from Reserve Account                            $0.00
             6. Ending Class B Principal Balance                                                        $16,250,000.00

I.    Total Principal paid to Class B Notes                                                                      $0.00

J.    Class C Principal Distribution Amount
             1. Beginning Class C Principal Balance                                                     $14,777,204.00
             2. Class C Monthly Principal                                                                        $0.00
             3. Total Class C Principal Distribution Amount                                                      $0.00
             4. Payment of Class C Principal Distribution Amount from Available Collections                      $0.00
             5. Payment of Class C Principal Distribution Amount from Reserve Account                            $0.00
             6. Ending Class C Principal Balance                                                        $14,777,204.00

K.    Total Principal paid to Class C Notes                                                                      $0.00


Page 5

                                         Regions Auto Receivables Trust 2003-1
                                         $147,000,000 1.19125% Class A-1 Notes
                                           $137,000,000 1.30% Class A-2 Notes
                                           $169,000,000 1.75% Class A-3 Notes
                                           $107,300,000 2.35% Class A-4 Notes
                                            $16,250,000 2.36% Class B Notes
                                            $14,777,204 3.84% Class C Notes
                                         MONTHLY MASTER SERVICER'S CERTIFICATE

L.    Total Principal paid from Reserve Account                                                                  $0.00

M.    Remaining Available Collections                                                                    $2,229,303.88

VIII. Required Reserve Account Amount for Next Distribution Date
A.    Reserve Account Required Amount (2.00% of Current Pool Balance;
      floor = lesser of 1.00% of Initial Pool Balance and Ending Note Balance)                          $11,418,612.57

B.    Remaining Available Collections                                                                    $2,229,303.88

C.    Reserve Account Activity
             1. Beginning Reserve Account Balance                                                        $2,956,636.02
             2. Reserve Account Withdrawal Amount                                                                $0.00
                a. Withdrawal from Reserve Account to pay Servicing Fee                                          $0.00
                b. Withdrawal from Reserve Account to pay Class A Interest                                       $0.00
                c. Withdrawal from Reserve Account to pay Class B Interest                                       $0.00
                d. Withdrawal from Reserve Account to pay Class C Interest                                       $0.00
                e. Withdrawal from Reserve Account to pay Class A Principal                                      $0.00
                f. Withdrawal from Reserve Account to pay Class B Principal                                      $0.00
                g. Withdrawal from Reserve Account to pay Class C Principal                                      $0.00
             3. Deposit from Remaining Available Collections to fund Reserve Account                     $2,229,303.88
             4. Excess Reserve Released to Collection Account for Distribution to Certificateholder              $0.00
             5. Ending Reserve Account Balance                                                           $5,185,939.90

IX.   Payment to Certificateholders                                                                              $0.00

X.    Delinquency and Default Information
A.     Automobiles Delinquency Information
             Delinquency                                                                             Principal
             0 - 29 days (Current)                                                                     $566,963,433.95
             30 - 59 days                                                                                $3,859,635.15
             60 - 89 days                                                                                   $25,896.91
             90+ days                                                                                            $0.00
             Total Delinquencies                                                                         $3,885,532.06

             Delinquency                                                                                         Units
             0 - 29 days (Current)                                                                          $38,043.00
             30 - 59 days                                                                                          358
             60 - 89 days                                                                                            3
             90+ days                                                                                                0
             Total Delinquencies                                                                                   361

B.    Automobiles Default Information
             1. Aggregate Principal Balance for Defaulted Receivables                                      1799784.00%
             2. Balance of Current Repossessed Loans                                                        $81,662.64
             3. Number of Current Repossessed Loans                                                              $5.00
             4. Number of Defaulted Loans in Current Month                                                           1
             5. Cumulative Number of Defaulted Loans                                                                 6
             6. Current Default Percentage (Annualized)                                                              0

XI.   Portfolio Average Net Loss Ratio
             1.  Principal Recoveries of Defaulted Receivable                                                $5,827.25
             2.  Principal Balance of Defaulted Receivable                                                  $17,997.84
             3.  Pool Balance at the end of 2nd Preceding Collection Period                            $591,327,204.30
             4.  Net Loss Ratio ((2- 1)/3)                                                                       $0.00
             5.  Cumulative Net Principal Loss                                                             1217059.00%
             6.  Cumulative Net Loss Ratio                                                                       $0.00

A.    Net Loss Ratio for 2 Collection Periods Prior                                                                N/A
B.    Net Loss Ratio for Prior Collection Period                                                                   N/A
C.    Net Loss Ratio for Current Collection Period                                                               0.02%
D.    Average Net Loss Ratio ((sum A through C)/3)                                                               0.01%


Page 6

                                         Regions Auto Receivables Trust 2003-1
                                         $147,000,000 1.19125% Class A-1 Notes
                                           $137,000,000 1.30% Class A-2 Notes
                                           $169,000,000 1.75% Class A-3 Notes
                                           $107,300,000 2.35% Class A-4 Notes
                                            $16,250,000 2.36% Class B Notes
                                            $14,777,204 3.84% Class C Notes
                                         MONTHLY MASTER SERVICER'S CERTIFICATE


                                                       Exhibit A
                                 Account Number of Repossessed and Repurchased Vehicles

             835010000000707931
             835010000000719538
             835010000000720664
             835010000000804203
             835010000006225940